Exhibit 99.1

FIS Announces Appointment of James Kehoe as Chief Financial Officer

•	Seasoned financial leader James Kehoe brings deep experience as CFO of global large cap companies in dynamic industries.

•	Erik Hoag will remain with the company through the end of the year to ensure an orderly transition.

JACKSONVILLE, Fla., August 22, 2023 - FIS® (NYSE:FIS), a global leader in financial services technology, today announced the appointment of James Kehoe as Chief Financial Officer (CFO), effective August 21, 2023. Kehoe will succeed Erik Hoag, who is leaving the company to pursue other opportunities. Hoag will remain with the company as a non-executive officer through the end of the year and will work closely with Kehoe to support an orderly transition of responsibilities.

“We are pleased to welcome James Kehoe to the FIS team. He is an accomplished and internationally experienced CFO with a distinguished record of success in driving shareholder value,” said FIS Chief Executive Officer and President Stephanie Ferris. “As a results-driven leader, he brings a dynamic, forward-thinking mindset to create innovative business and financial strategies that unlock top- and bottom-line growth. We look forward to working with James to advance our strategic roadmap and achieve our long-term objectives.”

Ferris continued, “I would like to thank Erik for his many contributions to FIS over his 16 years with the company in progressively more responsible roles. He has played an instrumental role in the growth of FIS during a transformational period of modernization, developing the financial strategy and planning behind multiple transactions and investment programs as well as key transformation initiatives. We are thankful for his significant contributions over his tenure and we wish him the best in his future endeavors.”

Kehoe has served as Chief Financial Officer and a senior corporate leader at several large and international public companies. He joins FIS from Walgreens Boots Alliance, where he served as Executive Vice President and Global Chief Financial Officer since 2018. Prior to that, he was Global CFO and a Board Director for Takeda Pharmaceutical Company, the largest Japanese pharmaceutical company. Kehoe previously served as CFO at Kraft Foods Group, as well as Gildan Activewear. He earned a masters in Business Studies in Finance from University College Dublin, Ireland and a Bachelors of Commerce Degree from University College Galway, Ireland.

“I am excited to join a leading player in the global financial infrastructure as it continues to take bold action to achieve its next chapter of growth and transformation,” said Kehoe. “FIS is highly regarded for scaled and trusted platforms, marquee clients, global distribution, and strong cash generation, and I am energized by the opportunity to join at this critical juncture and help drive superior financial and operational execution in the years ahead.”

Company Reaffirms Full-Year Guidance

FIS is reaffirming its full-year 2023 revenue and adjusted EBITDA guidance provided in its second quarter 2023 earnings materials.

About FIS

FIS is a leading provider of technology solutions for financial institutions and businesses of all sizes and across any industry globally. We enable the movement of commerce by unlocking the financial technology that powers the world’s economy. Our employees are dedicated to advancing the way the world pays, banks and invests through our trusted innovation, system performance and flexible architecture. We help our clients use technology in innovative ways to solve business-critical challenges and deliver superior experiences for their customers. Headquartered in Jacksonville, Florida, FIS is a member of the Fortune 500® and the Standard & Poor’s 500® Index.

To learn more, visit www.fisglobal.com. Follow FIS on Facebook, LinkedIn and Twitter (@FISGlobal).

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, including any earnings guidance or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company, the Company’s sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the previously announced pending sale of a 55% equity stake in the Worldpay Merchant Solutions business (“pending Worldpay transaction”), the expected financial and operational results of the Company, and expectations regarding the Company’s business or organization after the pending Worldpay transaction, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. These statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,” “project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results or guidance, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management.

Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation:

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changes in general economic, business and political conditions, including those resulting from COVID-19 or other pandemics, a recession, intensified international hostilities, acts of terrorism, increased rates of inflation or interest, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations;

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the risk of losses in the event of defaults by merchants (or other parties) to which we extend credit in our card settlement operations or in respect of any chargeback liability, either of which could adversely impact liquidity and results of operations;

•	the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated;

•	the risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected;

•	the risks of doing business internationally;

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the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations;

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the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;

•	changes in the growth rates of the markets for our solutions;

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the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions;

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the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management;

•	failures to adapt our solutions to changes in technology or in the marketplace;

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internal or external security or privacy breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;

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the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;

•	the risk that partners and third parties may fail to satisfy their legal obligations and risks associated with managing pension cost, cybersecurity issues, IT outages and data privacy;

•	uncertainties as to the timing of the consummation of the pending Worldpay transaction or whether such sale will be completed;

•	risks associated with the impact, timing or terms of the pending Worldpay transaction;

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risks associated with the expected benefits and costs of the pending Worldpay transaction, including the risk that the expected benefits of the pending Worldpay transaction or any contingent purchase price will not be realized within the expected timeframe, in full or at all;

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the risk that conditions to the pending Worldpay transaction will not be satisfied and/or that the pending Worldpay transaction will not be completed within the expected timeframe, on the expected terms or at all;

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the risk that any consents or regulatory or other approvals required in connection with the pending Worldpay transaction will not be received or obtained within the expected timeframe, on the expected terms or at all;

•	the risk that the financing intended to fund the pending Worldpay transaction may not be obtained;

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the risk that the costs of restructuring transactions and other costs incurred in connection with the pending Worldpay transaction will exceed our estimates or otherwise adversely affect our business or operations;

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the impact of the pending Worldpay transaction on our businesses and the risk that the pending Worldpay transaction may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties;

•	the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;

•	the risk that policies and resulting actions of the current administration in the U.S. may result in additional regulations and executive orders, as well as additional regulatory and tax costs;

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competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;

•	the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers;

•	an operational or natural disaster at one of our major operations centers;

•	failure to comply with applicable requirements of payment networks or changes in those requirements;

•	fraud by merchants or bad actors; and

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other risks detailed elsewhere in the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in our Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

For More Information

Kim Snider, 904.438.6278	George Mihalos, 904.438.6438
Senior Vice President	Senior Vice President
FIS Corporate Communications	Head of Investor Relations
Kim.Snider@fisglobal.com	Georgios.Mihalos@fisglobal.com